MARK LANDAU
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents,
that the undersigned
hereby makes, constitutes
and appoints each
of Steven J. Schneider
and Gary D. Cohen,
each acting individually,
as the undersigned?s
true and lawful
attorney-in-fact,
with full power
and authority as hereinafter
described on behalf
of and in the name, place and
stead of the undersigned to:
prepare, execute,
acknowledge, deliver and file
Forms?3, 4, and 5 including any
amendments thereto
with respect to the securities
of The Finish Line, Inc.,
an Indiana corporation(the?Company?
 with the
United States Securities
and Exchange Commission,
any national securities
exchanges and the Company,
as considered necessary
or advisable under
Section?16(a) of the
Securities Exchange Act
of 1934 and the rules
and regulations promulgated
thereunder, as amended
from time to
 time (the ?Exchange Act?);
seek or obtain, as
the undersigned's
representative and on
the undersigned's behalf,
information on transactions
in the Company's
securities from any
third party, including brokers,
employee benefit plan
administrators and trustees,
and the undersigned hereby
authorizes any such
 person to release any
such information to the
undersigned and
approves and ratifies
any such release of
information; and
perform any and all
other acts which in
the discretion of
such attorney-in-fact
are necessary or
desirable for and on
behalf of the undersigned
in connection
with the foregoing.
The undersigned acknowledges that:
this Power of Attorney authorizes,
but does not require, each such
attorney-in-fact
to act in their discretion on
information provided
to such attorney-in-fact without
independent verification of
such information;
any documents prepared and/or
executed
by either such attorney-in-fact
on behalf of
the undersigned pursuant to
this Power of
Attorney will be in such
form and will
contain such information
and disclosure
as such attorney-in-fact, in his or her
discretion, deems necessary
or desirable;
neither the Company nor either
of such attorneys-in-fact
assumes (i)any
liability for the undersigned's
responsibility
to comply with the requirement of the
Exchange Act, (ii)any liability of the
undersigned for any failure to comply
with such requirements, or(iii) any
obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned?s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.
The undersigned hereby
gives and grants
each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the
undersigned, shall
lawfully do or cause to be done by
virtue of this Limited Power
of Attorney.
This Power of Attorney
shall remain in
full force and effect until revoked by
the undersigned in a signed writing
delivered to each such
attorney-in-fact.
IN WITNESS WHEREOF, the undersigned
has caused
this Power of Attorney to be
executed as of this
1st day of February 1, 2010.
Signature Mark Landau
STATE OF New York
COUNTY OF New York
On this 3 day of February, 2010, mark landau personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal
Rickie Chang
Notary Public
My Commission Expires June 6 2013